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CINGULAR WIRELESS LLC
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Exhibits - Cingular Wireless LLC Selected Financial Statements and Operating
           Data


                                                                  EXHIBIT: 99.2


CINGULAR WIRELESS LLC INCOME STATEMENT - amounts in millions (UNAUDITED)


                                                                           QUARTER ENDED                    YEAR TO DATE
                                                                 --------------------------------  --------------------------------
                                                                 9/30/2003   9/30/2002  % CHANGE   9/30/2003   9/30/2002   % CHANGE
                                                                 ---------   ---------  ---------  ---------   ---------   --------

Operating revenues:
       Service revenues                                          $  3,571    $  3,525      1.3%    $ 10,448    $ 10,333      1.1%
       Equipment sales                                                383         254     50.8%         882         737     19.7%
            Total operating revenues                                3,954       3,779      4.6%      11,330      11,070      2.3%
Operating expenses:
       Cost of services                                               898         887      1.2%       2,473       2,398      3.1%
       Cost of equipment sales                                        606         362     67.4%       1,453       1,174     23.8%
       Selling, general and administrative                          1,441       1,436      0.3%       3,927       4,110     (4.5)%
       Depreciation and amortization                                  521         478      9.0%       1,517       1,383      9.7%
            Total operating expenses                                3,466       3,163      9.6%       9,370       9,065      3.4%
Operating income                                                      488         616    (20.8)%      1,960       2,005     (2.2)%
Interest expense                                                      197         233    (15.5)%        652         679     (4.0)%
Minority interest expense                                              25          27     (7.4)%         84          92     (8.7)%
Equity in net income (loss) of affiliates                             (87)        (64)    35.9%        (235)       (189)    24.3%
Other income (expense), net                                             4           4      0.0%          37          22     68.2%
Income before income tax and cumulative effect of acctng. chg.        183         296    (38.2)%      1,026       1,067     (3.8)%
Provision for income taxes                                              6           3    100.0%          20           9    122.2%
Income before cumulative effect of accounting change                  177         293    (39.6)%      1,006       1,058     (4.9)%


SELECTED FINANCIAL AND OPERATING DATA FOR CINGULAR WIRELESS - amounts in millions, except customer data in 000s


                                                                  QUARTER ENDED                            YEAR TO DATE
                                                         -----------------------------------    -----------------------------------
                                                         9/30/2003   9/30/2002   % CHANGE(7)    9/30/2003    9/30/2002  % CHANGE(7)
                                                         ---------   ---------   -----------    ---------    ---------  -----------

Total Cellular/PCS Customers (1)                           23,385      22,076        5.9%         23,385       22,076       5.9%
Net Customer Additions - Cellular/PCS                         745        (107)     796.6%          1,474          480     207.0%
M&A Activity, Partitioned Customers and/or Other Adjs.         --          --                         14            1
Churn - Cellular/PCS (2)                                      2.8%        3.0%     -20BP             2.6%         2.9%    -30BP
Service ARPU - Cellular/PCS (3)                           $ 50.91     $ 52.17       (2.4)%       $ 50.93      $ 51.58      (1.3)%
Subscriber ARPU - Cellular/PCS (4)                        $ 48.25     $ 48.84       (1.2)%       $ 48.17      $ 48.31      (0.3)%
Minutes Of Use Per Cellular/PCS Subscriber                    456         399       14.3%            436          384      13.5%
Licensed POPs - Cellular/PCS (5)                              236         219                        236          219
Penetration - Cellular/PCS (6)                               10.6%       10.2%                      10.6%        10.2%
Total Cingular Interactive Customers                          788         801       (1.7)%           788          801      (1.7)%
Net Customer Additions - Cingular Interactive                  --          14       (95.0)%          (30)          68    (143.1)%


Notes:

(1) Cellular/PCS subscribers include customers served through reseller agreements.

(2) Cellular/PCS subscriber churn is calculated by dividing the aggregate number of cellular/PCS subscribers who cancel service during each month in a period by the total number of cellular/PCS subscribers at the beginning of each month in that period.

(3) Service ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS subscribers during the period. This metric is used to compare the recurring revenue amounts being generated on our network to prior periods and internal targets.
         We believe that this metric provides useful information concerning the performance of our initiatives to attract and retain high value customers and the use of our network.

(4) Subscriber ARPU is defined as cellular/PCS subscriber revenues during the period divided by average cellular/PCS subscribers during the period. Subscriber ARPU - Cellular/PCS is our primary measure of customer value. It provides a metric to evaluate our pricing and promotional activity. We benchmark against this measure in comparisons to prior periods and internal targets. We believe that this metric provides useful information concerning the performance of our initiatives to attract and retain high value customers and the use of our network.

(5) Licensed POPs refers to the number of people residing in areas where we and our partners, Salmon and T-Mobile USA, Inc., have licenses to provide cellular or PCS service, including the New York City metropolitan area, and in areas where we have not yet commenced service, such as the Salt Lake City area. As a result of the consolidation of Salmon, effective January 1, 2003, Salmon's licensed POPs of 11 million are included in our 2003 total licensed POPs.

(6) Penetration calculation is based upon licensed operational POPs of 222 million.

(7) The percentage change for the number of customers and net customer additions is calculated based upon the actual whole numbers.

CINGULAR WIRELESS LLC BALANCE SHEET - amounts in millions (unaudited)


                                                                 ----------------------------------------------------
                                                                 9/30/2003     12/31/2002      INCR(DECR)      % +/-
                                                                 ---------     ----------      ----------      ------

Assets
Current assets:
       Cash and cash equivalents                                  $  1,323          908            415          47.7%
       Accounts receivable - net of allowances for
           uncollectibles                                            1,643        1,520            123           8.1%
       Inventory                                                       242          126            116          92.1%
       Prepaid expenses and other current assets                       248          177             71          40.1%
           TOTAL CURRENT ASSETS                                      3,456        2,731            725          26.5%

       Property, plant and equipment - net                          10,507       10,146            361           3.6%
       Intangible assets - net                                       8,776        8,538            238           2.8%
       Other assets                                                  2,528        2,707           (179)         -6.6%
           TOTAL ASSETS                                             25,267       24,122          1,145           4.7%

LIABILITIES AND MEMBERS' CAPITAL
Current liabilities:
       Debt maturing within one year                                   89            45             44          97.8%
       Accounts payable and accrued liabilities                     2,858         2,742            116           4.2%
           TOTAL CURRENT LIABILITIES                                2,947         2,787            160           5.7%

Long-term debt to affiliates                                        9,678         9,678             --           0.0%
Long-term debt to external parties                                  2,914         2,868             46           1.6%
           TOTAL LONG-TERM DEBT                                    12,592        12,546             46           0.4%

Other noncurrent liabilities                                          618           681            (63)         -9.3%
Minority interests in consolidated entities                           642           567             75          13.2%
Members' capital                                                    8,468         7,541            927          12.3%
           TOTAL LIABILITIES AND MEMBERS' CAPITAL                  25,267        24,122          1,145           4.7%